UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2014
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
The information set forth below under Item 7.01 of this Report relating to Exhibit 99.2 and the information set forth in the attached Exhibit 99.2 are incorporated here by reference into this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 — Regulation FD Disclosure
On June 16, 2014, EZCORP, Inc. (the “Company”) announced its intention to offer $175,000,000 aggregate principal amount of cash convertible senior notes due 2019 in a private offering (the “Notes Offering”) that is exempt from the registration requirements of the Securities Act.
In connection with the Notes Offering, the Company is disclosing under this Item 7.01 of this Report the information included as Exhibit 99.1 and Exhibit 99.2 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 and Exhibit 99.2 is excerpted from the Preliminary Offering Memorandum, dated June 16, 2014, that is being delivered to potential investors in connection with the Notes Offering and is provided in this Item 7.01 of this Report to satisfy the Company’s public disclosure requirements under Regulation FD. The information contained in this Report, including Exhibit 99.1 and Exhibit 99.2, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the cash convertible senior notes in the Notes Offering or any other securities of the Company.
The information included in Exhibit 99.2 contains the non-GAAP financial measures of Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc. The Company defines Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc. as reported Net Income to EZCORP, Inc. and reported EPS attributable to EZCORP, Inc., less non-recurring or unusual items, including expenses/charges related to organizational changes like discontinued operations, non-operating items related to our Board of Directors, unscheduled material events, unusual earnings from affiliate investments and non-cash writedowns of affiliate investments. Management believes the use of non-GAAP measures assists investors in understanding the ongoing operating performance by presenting comparable financial results between periods. Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc. provide a supplemental presentation of our operating performance. Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc.: (i) do not represent net income or cash flows from operating activities as defined by GAAP; (ii) are not necessarily indicative of cash available to fund the Company’s cash flow needs; and (iii) should not be considered as alternatives to net income, income from operations, cash provided by operating activities or our other financial information as determined under GAAP. The Company’s management believes that net income and earnings per share are the most directly comparable GAAP measures to Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc.
In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 — Other Events
On June 16, 2014, the Company issued a press release announcing the Notes Offering. The cash convertible senior notes are to be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also expects to grant the initial purchasers of the cash convertible senior notes an option to purchase up to an additional $25,000,000 million aggregate principal amount of the notes. A copy of the press release is attached as Exhibit 99.3 to this Report and incorporated by reference herein.
Item 9.01 — Financial Statements and Exhibits

(d)    Exhibits

99.1	Supplemental excerpts from the “Risk Factors” section of the Preliminary Offering Memorandum, dated June 16, 2014.

99.2	Supplemental excerpts from the “Non-GAAP Financial Measures” section of the Preliminary Offering Memorandum, dated June 16, 2014.

99.3	Press release dated June 16, 2014, announcing the offering of cash convertible senior notes.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date: June 16, 2014	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Supplemental excerpts from the “Risk Factors” section of the Preliminary Offering Memorandum, dated June 16, 2014.
99.2	Supplemental excerpts from the “Non-GAAP Financial Measures” section of the Preliminary Offering Memorandum, dated June 16, 2014.
99.3	Press release dated June 16, 2014, announcing the offering of cash convertible senior notes.